UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
 ___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2022
 _________________________________________________________________

Kforce Inc.
Exact name of registrant as specified in its charter
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Florida	000-26058	59-3264661
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.
1150 Assembly Drive, Suite 500, Tampa, Florida 33607
Address of principal executive offices Zip Code

Registrant’s telephone number, including area code: (813) 552-5000
N/A
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(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per share	KFRC	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In order to bring even greater strategic focus to investing in the growth of our technology staffing and talent solutions focused business, we have made the decision to pursue an immediate divestiture or exit of our equity stake in WorkLLama, a joint venture formed in June 2019. WorkLLama has developed and provides a total talent acquisition and engagement suite. As we disclosed in our Form 10-Q for the period ending September 30, 2022, which was filed with the Securities and Exchange Commission (“SEC”) on November 2, 2022, the carrying value of our investment in WorkLLama as of September 30, 2022, was $14.8 million and the value of the note receivable due from WorkLLama was $4.5 million for a total of $19.3 million.

We anticipate that the divestiture or exit of our interest in WorkLLama could result in an impairment charge that may be recognized in the quarter ending December 31, 2022. Management is unable to currently estimate the amount of any potential impairment charge.

Based on our operating trends thus far in the quarter, we expect our revenues to be within the previously announced range of guidance of $414 million to $422 million for the quarter ending December 31, 2022. Our guidance for the fourth quarter contemplated sequential growth in our technology business on a billing day basis and year-over-year growth in the high single digits.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

Date:	December 5, 2022	By:	/s/ DAVID M. KELLY
David M. Kelly,
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)

KFORCE INC.
(Registrant)

Date:	December 5, 2022	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Senior Vice President, Finance and Accounting
(Principal Accounting Officer)